Exhibit 99.1

Contact:	Dan Cravens
480/693-5729
FOR IMMEDIATE RELEASE
US AIRWAYS GROUP, INC. REPORTS RECORD DECEMBER LOAD FACTOR
TEMPE, Ariz., Jan. 7, 2009 — US Airways Group, Inc. (NYSE: LCC) today reported December, fourth quarter and full year traffic results for 2008. Mainline revenue passenger miles (RPMs) for the month were 4.7 billion, down 1.1 percent versus December 2007. Capacity was 5.8 billion available seat miles (ASMs), down 6.4 percent versus December 2007. Passenger load factor for the month of December was a record 80.3 percent, up 4.4 points versus December 2007.
US Airways President Scott Kirby said, “December consolidated (mainline and Express) passenger revenue per available seat mile (PRASM) increased between three and five percent versus the same period last year. Looking forward, we continue to be cautiously optimistic about the demand environment.”
“We would also like to thank our team of 34,000 employees for doing a fantastic job of taking care of our customers during the busy holiday travel season. We have made tremendous progress throughout 2008 in improving our operational reliability and look forward to carrying this trend into the new year.”
For the month of December, US Airways’ preliminary on-time performance as reported to the U.S. Department of Transportation (DOT) was 72.1 percent with a completion factor of 97.9 percent, despite difficult weather conditions.
The following summarizes US Airways Group’s traffic results for the month, quarter and year ended Dec. 31, 2008 and 2007, consisting of mainline operated flights as well as US Airways Express flights operated by wholly owned subsidiaries PSA Airlines and Piedmont Airlines.

US Airways Mainline
DECEMBER

	2008	2007	% Change

Mainline Revenue Passenger Miles (000)
Domestic	3,783,782	3,825,419	(1.1)
Atlantic	524,536	536,984	(2.3)
Latin	347,679	344,376	1.0

Total Mainline Revenue Passenger Miles	4,655,997	4,706,779	(1.1)

Mainline Available Seat Miles (000)
Domestic	4,617,875	5,022,862	(8.1)
Atlantic	720,175	707,906	1.7
Latin	462,879	467,589	(1.0)

Total Mainline Available Seat Miles	5,800,929	6,198,357	(6.4)

Mainline Load Factor (%)
Domestic	81.9	76.2	5.7	pts
Atlantic	72.8	75.9	(3.1)	pts
Latin	75.1	73.6	1.5	pts

Total Mainline Load Factor	80.3	75.9	4.4	pts

Mainline Enplanements
Domestic	3,919,417	3,957,962	(1.0)
Atlantic	133,678	138,266	(3.3)
Latin	279,217	272,582	2.4

Total Mainline Enplanements	4,332,312	4,368,810	(0.8)
QUARTER TO DATE

	2008	2007	% Change

Mainline Revenue Passenger Miles (000)
Domestic	11,134,194	11,627,729	(4.2)
Atlantic	1,667,873	1,711,335	(2.5)
Latin	815,568	816,766	(0.1)

Total Mainline Revenue Passenger Miles	13,617,635	14,155,830	(3.8)

Mainline Available Seat Miles (000)
Domestic	13,672,603	14,752,953	(7.3)
Atlantic	2,279,525	2,268,396	0.5
Latin	1,075,336	1,073,046	0.2

Total Mainline Available Seat Miles	17,027,464	18,094,395	(5.9)

Mainline Load Factor (%)
Domestic	81.4	78.8	2.6	pts
Atlantic	73.2	75.4	(2.2)	pts
Latin	75.8	76.1	(0.3)	pts

Total Mainline Load Factor	80.0	78.2	1.8	pts

Mainline Enplanements
Domestic	11,702,411	12,449,384	(6.0)
Atlantic	429,051	439,233	(2.3)
Latin	674,886	665,310	1.4

Total Mainline Enplanements	12,806,348	13,553,927	(5.5)
YEAR TO DATE

	2008	2007	% Change

Mainline Revenue Passenger Miles (000)
Domestic	47,914,804	49,390,779	(3.0)
Atlantic	8,525,515	7,984,365	6.8
Latin	4,129,496	3,887,157	6.2

Total Mainline Revenue Passenger Miles	60,569,815	61,262,301	(1.1)

Mainline Available Seat Miles (000)
Domestic	58,084,174	60,549,822	(4.1)
Atlantic	10,989,785	10,285,223	6.9
Latin	5,077,339	5,007,102	1.4

Total Mainline Available Seat Miles	74,151,298	75,842,147	(2.2)

Mainline Load Factor (%)
Domestic	82.5	81.6	0.9	pts
Atlantic	77.6	77.6	—	pts
Latin	81.3	77.6	3.7	pts

Total Mainline Load Factor	81.7	80.8	0.9	pts

Mainline Enplanements
Domestic	49,258,248	52,661,399	(6.5)
Atlantic	2,187,583	2,047,393	6.8
Latin	3,374,350	3,162,144	6.7

Total Mainline Enplanements	54,820,181	57,870,936	(5.3)
Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

US Airways Express (Piedmont Airlines, PSA Airlines)
DECEMBER

	2008	2007	% Change

Express Revenue Passenger Miles (000)
Domestic	164,209	157,471	4.3

Express Available Seat Miles (000)
Domestic	256,241	257,962	(0.7)

Express Load Factor (%)
Domestic	64.1	61.0	3.1	pts

Express Enplanements
Domestic	602,492	572,545	5.2
QUARTER TO DATE

	2008	2007	% Change

Express Revenue Passenger Miles (000)
Domestic	509,326	518,847	(1.8)

Express Available Seat Miles (000)
Domestic	781,269	791,096	(1.2)

Express Load Factor (%)
Domestic	65.2	65.6	(0.4)	pts

Express Enplanements
Domestic	1,887,105	1,904,415	(0.9)
YEAR TO DATE

	2008	2007	% Change

Express Revenue Passenger Miles (000)
Domestic	2,170,026	2,284,736	(5.0)

Express Available Seat Miles (000)
Domestic	3,244,253	3,302,582	(1.8)

Express Load Factor (%)
Domestic	66.9	69.2	(2.3)	pts

Express Enplanements
Domestic	7,839,734	8,185,263	(4.2)
Notes:

1)	Canada is included in domestic results.

Consolidated US Airways Group, Inc.
DECEMBER

	2008	2007	% Change

Consolidated Revenue Passenger Miles (000)
Domestic	3,947,991	3,982,890	(0.9)
Atlantic	524,536	536,984	(2.3)
Latin	347,679	344,376	1.0

Total Consolidated Revenue Passenger Miles	4,820,206	4,864,250	(0.9)

Consolidated Available Seat Miles (000)
Domestic	4,874,116	5,280,824	(7.7)
Atlantic	720,175	707,906	1.7
Latin	462,879	467,589	(1.0)

Total Consolidated Available Seat Miles	6,057,170	6,456,319	(6.2)

Consolidated Load Factor (%)
Domestic	81.0	75.4	5.6	pts
Atlantic	72.8	75.9	(3.1)	pts
Latin	75.1	73.6	1.5	pts

Total Consolidated Load Factor	79.6	75.3	4.3	pts

Consolidated Enplanements
Domestic	4,521,909	4,530,507	(0.2)
Atlantic	133,678	138,266	(3.3)
Latin	279,217	272,582	2.4

Total Consolidated Enplanements	4,934,804	4,941,355	(0.1)
QUARTER TO DATE

	2008	2007	% Change

Consolidated Revenue Passenger Miles (000)
Domestic	11,643,520	12,146,576	(4.1)
Atlantic	1,667,873	1,711,335	(2.5)
Latin	815,568	816,766	(0.1)

Total Consolidated Revenue Passenger Miles	14,126,961	14,674,677	(3.7)

Consolidated Available Seat Miles (000)
Domestic	14,453,872	15,544,049	(7.0)
Atlantic	2,279,525	2,268,396	0.5
Latin	1,075,336	1,073,046	0.2

Total Consolidated Available Seat Miles	17,808,733	18,885,491	(5.7)

Consolidated Load Factor (%)
Domestic	80.6	78.1	2.5	pts
Atlantic	73.2	75.4	(2.2)	pts
Latin	75.8	76.1	(0.3)	pts

Total Consolidated Load Factor	79.3	77.7	1.6	pts

Consolidated Enplanements
Domestic	13,589,516	14,353,799	(5.3)
Atlantic	429,051	439,233	(2.3)
Latin	674,886	665,310	1.4

Total Consolidated Enplanements	14,693,453	15,458,342	(4.9)
YEAR TO DATE

	2008	2007	% Change

Consolidated Revenue Passenger Miles (000)
Domestic	50,084,830	51,675,515	(3.1)
Atlantic	8,525,515	7,984,365	6.8
Latin	4,129,496	3,887,157	6.2

Total Consolidated Revenue Passenger Miles	62,739,841	63,547,037	(1.3)

Consolidated Available Seat Miles (000)
Domestic	61,328,427	63,852,404	(4.0)
Atlantic	10,989,785	10,285,223	6.9
Latin	5,077,339	5,007,102	1.4

Total Consolidated Available Seat Miles	77,395,551	79,144,729	(2.2)

Consolidated Load Factor (%)
Domestic	81.7	80.9	0.8	pts
Atlantic	77.6	77.6	—	pts
Latin	81.3	77.6	3.7	pts

Total Consolidated Load Factor	81.1	80.3	0.8	pts

Consolidated Enplanements
Domestic	57,097,982	60,846,662	(6.2)
Atlantic	2,187,583	2,047,393	6.8
Latin	3,374,350	3,162,144	6.7

Total Consolidated Enplanements	62,659,915	66,056,199	(5.1)
Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

US Airways is also providing a brief update on notable company accomplishments during the month of December:
•	Distributed a $50 bonus to employees for a top-three finish amongst the ten largest U.S. carriers for October on-time arrivals as measured by the DOT Air Travel Consumer Report.

•	Received final DOT approval to begin first-ever nonstop service between Washington (DCA) and Akron/Canton, Ohio. The new service will start January 24th.
US Airways, along with US Airways Shuttle and US Airways Express, operates more than 3,100 flights per day and serves 200 communities in the U.S., Canada, Europe, the Caribbean and Latin America. The airline employs nearly 34,000 aviation professionals worldwide and is a member of the Star Alliance network, which offers our customers more than 18,000 daily flights to 975 destinations in 162 countries worldwide. Travel & Leisure Magazine named US Airways as one of the top-three airlines for 2008 in on-time performance for the year (based on Department of Transportation data for Sept. 1, 2007 through Aug. 31, 2008). And for the tenth consecutive year, the airline received a Diamond Award for maintenance training excellence from the Federal Aviation Administration (FAA) for its Charlotte, North Carolina hub line maintenance facility. For more company information, visit usairways.com. (LCCT)
Forward Looking Statements
Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should,” and “continue” and similar terms used in connection with statements regarding the outlook, expected fuel costs, revenue and pricing environment, and expected financial performance of US Airways Group (the “Company”). Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving America West Holdings Corporation and US Airways Group, including future financial and operating results, the Company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the impact of future significant operating losses; changes in prevailing interest rates and increased costs of financing; the impact of economic conditions; the Company’s high level of fixed obligations (including compliance with financial covenants related to those obligations) and the ability of the Company to obtain and maintain any necessary financing for operations and other purposes; the ability of the Company to maintain adequate liquidity; labor costs, relations with unionized employees generally and the impact and outcome of the labor negotiations; the impact of high fuel costs, significant disruptions in fuel supply and further significant increases to fuel prices; reliance on vendors and service providers and the ability of the Company to obtain and maintain commercially reasonable terms with those vendors and service providers; reliance on automated systems and the impact of any failure or disruption of these systems; the impact of changes in the Company’s business model; the impact of industry consolidation; competitive practices in the industry, including significant fare restructuring activities, capacity reductions or other restructuring or consolidation activities by major airlines; the ability to attract and retain qualified personnel; the impact of global instability including the potential impact of current and future hostilities, terrorist attacks, infectious disease outbreaks or other global events; government legislation and regulation, including environmental regulation; the Company’s ability to obtain and maintain adequate facilities and infrastructure to operate and grow the Company’s network; costs of ongoing data security compliance requirements and the impact of any data security breach; interruptions or disruptions in service at one or more of the Company’s hub airports; the impact of any accident involving the Company’s aircraft; delays in scheduled aircraft deliveries or other loss of anticipated fleet capacity; security-related and insurance costs; weather conditions;

the cyclical nature of the airline industry; the impact of foreign currency exchange rate fluctuations; the ability to use pre-merger NOLs and certain other tax attributes; ability to complete the integration of labor groups; the ability to maintain contracts critical to the Company’s operations; the ability of the Company to attract and retain customers; and other risks and uncertainties listed from time to time in the Company’s reports to the SEC. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Report on Form 10-Q for the quarter ended September 30, 2008 and in the Company’s filings with the SEC, which are available at www.usairways.com
-LCC-